R O W A N C O M P A N I E S P L C
M O N T H L Y F L E E T S T A T U S R E P O R T A S O F O C T O B E R 3 1 , 2 0 1 2

Revisions to Fleet Status Report Noted in Bold

					Contract Status
								Estimated Planned Off Rate Days (4)
	Depth (feet)		Year in			Day Rate (2)	Estimated	2012	2013
Rig Class (1) / Name	Water	Drilling	Service	Location	Customer	(in USD thousands)	Duration (3)	4Q	1Q	2Q	3Q	4Q	Priced Options	Comments ($ in thousands)

Ultra Deepwater Drillships
GustoMSC 10,000
Drillship #4 (to be named)	12,000	40,000	2015	South Korea	Available			--	--	--	--	--		Rig is contracted for construction by HHI with expected delivery at the end of March 2015.
Rowan Reliance	12,000	40,000	2015	South Korea	Available			--	--	--	--	--		Rig is contracted for construction by HHI with expected delivery at the end of October 2014.
Rowan Resolute	12,000	40,000	2014	South Korea	Available			--	--	--	--	--		Rig is contracted for construction by HHI with expected delivery at the end of June 2014.
Rowan Renaissance	12,000	40,000	2014	South Korea	Shipyard			--	--	--	--	--		Rig is contracted for construction by HHI with expected delivery at the end of December 2013.
				West Africa	REPSOL	High 610s	March 2015							Rig is contracted for a three-year global drilling term commencing in Q1 2014. Rig is expected to operate offshore West Africa during the first year at a day rate in the high 610s. In the event the rig operates in the U.S. Gulf of Mexico during years two and year three, the day rate will be in the mid 610s and mid 620s, respectively. Alternatively, if the rig operates in West Africa during years two and year three, the day rate will be in the mid 640s and mid 650s, respectively.
Cantilever Jack-up Rigs
N-Class
Rowan Norway	400	35,000	2011	Norway	ConocoPhillips	Low 350s	May 2016	30	--	--	--	--	Two one year options at higher than current day rates.	Rig is in the shipyard for contract requirements and is expected to commence operations in mid December 2012 on a three and one-half year contract with Conoco Phillips.
													Prior customer has a one year priced option in low 250s with an exercise date not later than eight months following October 6, 2012 and subject to other terms and conditions. Any resulting rig requirement to be filled by an available rig selected by Rowan from the Super Gorilla Class or N-Class.
Rowan Stavanger	400	35,000	2011	Norway	Talisman Norway	Mid 310s	December 2012	--						In the event the rig operates in the U.K. sector of the North in 2013, the day rate will be in the mid 240s.
						Low 320s	January 2014		--
				Norway	Lundin	Mid 340s	August 2015						In the event the contract extends beyond 1000 days, the day rate increases to the mid 360s for the first 500-day extension and to the mid 370s for the second 500-day extension.	Rig will enter shipyard for inspections and equipment modifications for approximately 30 days prior to commencing its contract with Lundin for 15 wells estimated to commence operations in the Norwegian sector of the North Sea in Q1 2014. The Company may substitute a comparable rig depending on availability.
						Mid 350s	November 2016
Rowan Viking	400	35,000	2011	UK N. Sea	Total UK	Low 220s	January 2013	--	--	--	--	35	Two six-month options at mutually agreed rates not to exceed the mid 240s.	Expected 4Q 2013 off rate time for inspections.
EXL
Rowan EXL IV	350	35,000	2011	Malaysia	Carigali Hess	Low 150s	December 2014	--	--	--	--	--
Rowan EXL III	350	35,000	2011	Gulf of Mexico	McMoRan	Low 140s	November 2012	--	--	--	20	--		Expected 3Q 2013 off rate time for inspections.
Rowan EXL II	350	35,000	2011	Trinidad	BP Trinidad	Mid 130s	February 2014	--	--	--	20	--		Expected 3Q 2013 off rate time for inspections.
Rowan EXL I	350	35,000	2010	Indonesia	Hess Indonesia	High 200s	August 2013	21	--	--	--	--	Two 40 day options each in the low 160s.	Rig went on a reduced move rate in the mid 150s in October 2012 and is expected to commence operations in mid November 2012.
240C
Joe Douglas	375	35,000	2012	Gulf of Mexico	BP	Low 150s	January 2013	--	--
					LLOG	Low 160s	April 2013		--	--	--	--		Rig has a verbal commitment from McMoRan for one ultra deep gas well in the Gulf of Mexico (approximately one year) at a mutually agreed day rate.
Ralph Coffman	375	35,000	2009	Egypt	BG Egypt	Mid 210s	September 2014	--	--	--	--	--	270 days in the low 200s.
Rowan-Mississippi	375	35,000	2008	Middle East	Saudi Aramco	Low 200s	June 2014	--	--	--	--	25	One year option in the mid 190s.	Expected 4Q 2013 off rate time for inspections and survey.
225C Tarzan
J.P. Bussell	300	35,000	2008	Vietnam	Petronas Carigali	Mid 120s	November 2012	20	--	--	--	--		Rig is expected to enter the shipyard in Malaysia in early November 2012 for 20 days off rate time for inspections.
Hank Boswell	300	35,000	2006	Middle East	Saudi Aramco	High 120s	May 2014	--	30	75	--	--	One year option at higher than current day rates.	Rig is currently expected to enter the shipyard in March 2013 for customer-required well control equipment upgrades.
Bob Keller	300	35,000	2005	Middle East	Saudi Aramco	High 120s	May 2014	--	30	75	--	--		Rig is currently expected to enter the shipyard in March 2013 for customer-required well control equipment upgrades.
Scooter Yeargain	300	35,000	2004	Middle East	Saudi Aramco	High 120s	August 2014	--	30	105	--	--	One year option at higher than current day rates.	Rig is currently expected to enter the shipyard in March 2013 for customer-required well control equipment and mud pump upgrades.
224C Super Gorilla XL
Bob Palmer	550	35,000	2003	Middle East	Saudi Aramco	Low 270s	June 2014	--	20	--	--	--	One year option at higher than current day rates.	Expected 1Q 2013 off rate time for inspections.
219C Super Gorilla
Rowan Gorilla VII	400	35,000	2002	UK N. Sea	Apache	Mid 250s	March 2015	--	20	90	--	--		Rig is expected to enter the shipyard in late 1Q 2013 for repairs and upgrades.
Rowan Gorilla VI	400	35,000	2000	UK N. Sea	BG	Low 200s	November 2012	20						Expected 4Q 2012 off rate time for inspections.
						Low 220s	August 2013		--	--	35	60		Rig is expected to enter the shipyard in 3Q 2013 for repairs and upgrades.
				Norway	ConocoPhillips	Low 350s	June 2017						Two one year options at higher than current day rates.	Rig is expected to commence operations in early 1Q 2014.
Rowan Gorilla V	400	35,000	1998	UK N. Sea	Total	Mid 200s	June 2013	--	--	--	20	--		Expected 3Q 2013 off rate time for inspections and special survey.
200C Gorilla
Rowan Gorilla IV	450	35,000	1986	Gulf of Mexico	Walter Oil & Gas/LLOG	Mid 160s	October 2013	11	--	--	--	--		Rig commenced operations in mid October 2012.
Rowan Gorilla III	450	30,000	1984	Trinidad	Niko Resources / Bayfield Energy/EOG	Low 130s	May 2013	--	--	--	--	--	Up to a total of seven wells and one recompletion estimated at 10 months cumulative in the low 130s.
Rowan Gorilla II	350	30,000	1984	Malaysia	Petronas Carigali	High 110s	November 2012	--
						Mid 130s	June 2013	--	--	--	--	--
116C
Rowan-California	300	30,000	1983	Middle East	Wintershall	Mid 70s	January 2013	--	75	75	--	--		Rig is expected to enter the shipyard in January 2013 for repairs and upgrades.
Cecil Provine	300	30,000	1982	Gulf of Mexico	Shipyard		November 2012	45						Rig is in the shipyard for repairs and modifications.
					Apache	Mid 70s	January 2013		15					Rig is expected to commence operations mid November 2012.
						Mid 80s	April 2013		--	--	--	--
Gilbert Rowe	350	30,000	1981	Middle East	Shipyard		April 2013	92	90	6				Rig is in the shipyard for repairs, life enhancement and upgrades.
					Saudi Aramco	Low 120s	December 2015			--	--	--	One year option in the low 100s.	Company is subject to a penalty of up to one-half of the day rate for every day beyond December 11, 2012, which is reflected in the indicated day rate.
Arch Rowan	350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014	--	--	--	--	--	One year option at higher than current day rates.
Charles Rowan	350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014	--	25	--	--	--	One year option at higher than current day rates.	Expected late 1Q 2013 off rate time for repairs and inspections.
Rowan-Paris	350	30,000	1980	Middle East	Available
Rowan-Middletown	350	30,000	1980	Middle East	Saudi Aramco	Low 80s	November 2014	--	25	--	--	--	One year option at higher than current day rates.	Expected late 1Q 2013 off rate time for repairs and inspections.
Conventional Jack-ups
116 Slot
Rowan-Juneau	250	30,000	1977	Gulf of Mexico	Available
84 Slot
Rowan-Alaska	350	30,000	1975	Gulf of Mexico	Available
Rowan-Louisiana	350	30,000	1975	Gulf of Mexico	McMoRan	Low 70s	November 2012	--	--	--	--	--

(1) Rig Class denotes Keppel unit design constructed at Keppel FELS shipyard in Singapore for N-Class units. LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design. 225-C is a Tarzan Class unit. 240-C is LeTourneau's latest jack-up design. Rowan EXL is an enhanced version of the Super 116E class. (2) Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues. (3) Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells. (4) The estimated planned off rate represents those days where a rig will not be available to earn any revenue and includes operational downtime for historical periods and excludes mechanical downtime for forecasted periods.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.  THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

Statements herein that are not historical facts are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected business, financial performance and prospects of the Company.  These forward-looking statements are based on our current expectations and are subject to certain risks, assumptions, trends and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements.  Among the factors that could cause actual results to differ materially include oil and natural gas prices, the level of offshore expenditures by energy companies, variations in energy demand, changes in day rates, cancellation by our customers of drilling contracts or letter agreements or letters of intent for drilling contracts or the exercise of early termination provisions, risks associated with fixed cost drilling operations, cost overruns or delays on shipyard repair or transportation of rigs, maintenance and repair costs, costs or delays for conversion or upgrade projects, operating hazards and equipment failure, risks of collision and damage, casualty losses and limitations on insurance coverage, customer credit and risk of customer bankruptcy,  conditions in the general economy and energy industry, weather conditions and severe weather in the Company’s operating areas, increasing complexity and costs of compliance with environmental and other laws and regulations, changes in tax laws and interpretations by taxing authorities, civil unrest and instability, terrorism and hostilities in our areas of operations that may result in loss or seizure of assets, the outcome of disputes and legal proceedings, effects of the change in our corporate structure, and other risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission.  Each forward-looking statement speaks only as of the date hereof, and the Company expressly disclaims any obligation to update or revise any forward-looking statements, except as required by law.